SECURITY AGREEMENT AND MASTER ASSIGNMENT OF LEASES

     THIS  SECURITY  AGREEMENT  AND  MASTER ASSIGNMENT OF LEASES ("SECURITY
AGREEMENT")  is  made as of this       day  of  April,  1997,  by  MERIDIAN
FINANCIAL CORPORATION (the "COMPANY"), an Indiana corporation with its principal place of business located at 8250 Haverstick Road, Suite 110 Indianapolis, Indiana 46240 for the benefit of LASALLE NATIONAL BANK ("BANK"), a national banking association with offices at One American Square, Suite 1800, Indianapolis, Indiana 46282.

                             RECITALS

     WHEREAS, the Company and the Bank have entered into a Credit Agreement of even date herewith (the "CREDIT AGREEMENT", as the same may be amended, modified or supplemented from time to time); and

     WHEREAS, the Credit Agreement requires that Company execute and deliver this Security Agreement;

     NOW,  THEREFORE,  in  consideration  of  the foregoing  recitals,  the promises and mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Bank to make advances pursuant to the Credit Agreement, the Company, intending to be legally bound, hereby agrees as follows:

                             ARTICLE 1.
                            DEFINITIONS

     1    CREDIT  AGREEMENT DEFINITIONS.  Each capitalized term used herein shall have the meaning ascribed to such term in the Credit Agreement.

                                ARTICLE 2.
                        GRANT OF SECURITY INTEREST

     1    GRANT  OF   SECURITY   INTEREST.    To  secure  the  payment  and
performance by the Company of each and every one of the Secured Obligations, including without limitation the payment of all indebtedness now owed to the Bank, and all future Advances which may be made from time to time by the Bank to the Company under the Credit Agreement or the Notes, the Company does hereby pledge, assign, and transfer to the Bank, and grant to the Bank a lien on and a Security Interest in, all of the Company's right, title, and interest in and to the following, whether now owned or hereafter acquired (collectively, the "Collateral"):

     (a)  All  Leases,  Lease  Documents,  contract  rights, chattel paper,
     goodwill,   general   intangibles,   accounts,  accounts   receivable,
     instruments, and documents;

     (b)  All  Leased  Equipment,  equipment,   inventory   and   fixtures,
     including   all   attachments,  accessions,  accessories,  tools,  and
     supplies;

     (c) All deposit accounts, credits, and money held by the Bank in the name of or for the benefit of the Company, including, without limitation, the Lockbox Account and the Cash Collateral Account;

     (d) All records and data relating to any of the Collateral described herein, whether in the form of microfiche, microfilm, or electronic media, together with all of Company's interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media; and

     (e) All proceeds and products of the Collateral, both cash and non-cash, and including, without limitation, any and all proceeds of any insurance, indemnity, warranty or guaranty, any and all payments made or due the Company in connection with the requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral (or any person acting under color of governmental authority), and all rents, monies, payments and all other rights arising out of the sale, lease or other disposition of any Collateral described herein.

     2 EXCLUDED ASSETS. Notwithstanding anything herein to the contrary, the Bank's Security Interest shall not include a security interest in any of the Leases and Leased Equipment which have been assigned by Company to the Trustee under the Trust, the proceeds of any of the Trustee Leases, the debt service reserve fund or any other deposit account established by the Trustee in connection with the Trustee Leases, so long as such Leases and Leased Equipment remain subject to such assignment. As used herein, the term "Leases" shall be deemed to mean all of Company's existing and hereafter executed Leases except the Trustee Leases.

     3 IDENTIFICATION OF LEASES. As provided in the Credit Agreement and herein, the Secured Obligations shall be secured by, INTER ALIA, all of the Company's Leases, whether currently existing or hereafter entered into by the Company, excluding only the Trustee Leases. The Leases consist of the following: (i) all existing Leases identified on EXHIBIT A attached hereto; and (ii) all Leases (other than a Trustee Lease) subsequently entered into by the Company.

     4 EXECUTION OF SUBSEQUENT ASSIGNMENTS. Pursuant to Section 6.3 of the Credit Agreement, in conjunction with the delivery of any Request for Advance to Bank, the Company shall also deliver to Bank (with a copy simultaneously to its designated counsel) an executed original Lease Assignment, in the form attached hereto as EXHIBIT B, for each specific Lease (other than a Trustee Lease): (a) on the Effective Date of this Security Agreement in connection with any such Lease then existing; (b) at the time of a Request for Advance in connection with such Lease; or (c) within ten (10) days after receipt by Borrower of the Lessee's written acceptance of the Leased Equipment thereunder.

     5 ORIGINAL LEASE DOCUMENTS TO BE DELIVERED TO BANK. As provided in the Credit Agreement, all original Lease Documents pertaining to all Leases shall be delivered to, and held by, Bank. The Lease Documents shall be held by Bank to further secure the Secured Obligations.

                            ARTICLE 3.
        DELIVERY OF LEASE DOCUMENTS TO PURCHASER OF LEASES

     It is contemplated that Company may seek to sell some of the Leases, from time to time, to third party purchasers (the "Purchaser"). At such time as Company has arranged a proposed sale of any of the Leases to a Purchaser, the Company shall provide Bank with prior written notice, and a request for approval, of the proposed sale in the form of EXHIBIT C (a "SHIPPING REQUEST"), attached hereto. The Shipping Request shall specifically describe the Leases and include a computation and allocation of the payment to be made by the Purchaser for the Leases, consistent with the provisions of the Credit Agreement. The Bank shall use its best efforts to review the Shipping Request and advise Company of its approval or disapproval on within three (3) Business Days of its receipt. If the Bank approves the Shipping Request, the Bank's wire transfer instructions shall be promptly communicated to the Purchaser so that the total purchase price for the Leases may be paid directly to the Bank. All payments in respect of any Lease purchased by a Purchaser shall not be deemed received by the Bank until such funds are received by federal funds wire transfer and constitute immediately available funds in the Lockbox Account. All such immediately available funds received by the Bank in the Lockbox Account prior to 4:00 p.m. on a Business Day shall be deemed received on such day and shall be applied to the Note as a prepayment on the same Business Day, except as otherwise set forth in the Credit Agreement. Not later than one Business Day following the Bank's receipt of Purchaser's payment for the Leases, the Bank will mail the requisite Lease Documents to the Purchaser, along with a Lease Sale Transmittal Letter (the "TRANSMITTAL LETTER") in the form of EXHIBIT D attached hereto, by express overnight mail.

                            ARTICLE 4.
                          LOCKBOX ACCOUNT

     1 ESTABLISHMENT OF LOCKBOX AND CASH COLLATERAL ACCOUNTS. As provided in the Credit Agreement, the Company will maintain a Lockbox Account and Cash Collateral Account at the offices of the Bank. It is expressly understood by the Company that it shall have no access whatsoever to the Lockbox Account or the Cash Collateral Account. Without limiting the foregoing, the Company shall have no right to issue, or request the issuance of, and the Bank is hereby irrevocably instructed not to accept or permit, any checks on, orders for withdrawal from, or other orders in respect of, the Lockbox Account or the Cash Collateral Account. All proceeds of sales of Leases and all Collections and other payment amounts received by, or payable to, Company shall be initially deposited into the Lockbox Account by Debtor.

     2 SECURITY INTEREST IN LOCKBOX AND CASH COLLATERAL ACCOUNTS. The Company hereby confirms the grant made by it to the Bank as security for all present and future Secured Obligations, of a first lien and Security Interest in the Lockbox Account and Cash Collateral Account.

     3 ACCOUNT AGREEMENTS. The Company shall execute and deliver to Bank such further agreements and instruments in connection with the Lockbox Account and the Cash Collateral Account as Bank deems reasonably necessary or advisable.

                            ARTICLE 5.
                       RELEASE OF COLLATERAL

     1 CONDITIONS RESULTING IN RELEASE. The lien and Security Interest provided for herein with respect to one or more Leases shall be released in accordance with, and upon, the conditions set forth in Section 2.5 of the Credit Agreement. Any provision of this Security Agreement notwithstanding, Bank shall not be obligated to release any Lease except as required by the Credit Agreement.

     2 MANDATORY PREPAYMENT OR REPLACEMENT OF LEASES. If any such release of any Lease under this Security Agreement shall create or result in a Borrowing Base Deficiency, the Company shall promptly assign to Bank a Qualified Lease not then already assigned to Bank or make payment to Bank of the amount of such Borrowing Base Deficiency in accordance with the terms of the Credit Agreement.

     3 RELEASE OF DOCUMENTS WITHOUT RECOURSE. In the event it shall be necessary for the Bank to assign or endorse any of the Lease Documents in connection with any release hereunder, such assignment or endorsement shall be without representation or warranty of any kind or nature and without recourse to the Bank in any event whatsoever.

     4 RETURN OF COLLATERAL. If the lien and Security Interest in favor of the Bank in any Collateral is terminated pursuant hereto, the Bank shall release and redeliver to the Company or its designee any such Collateral then held by the Bank that is the subject of such terminated Security Interest.

                            ARTICLE 6.
                        PAYMENTS ON LEASES

     If, while this Security Agreement is in effect, the Company shall become entitled to receive or shall receive any payment in respect of a Lease, the Company agrees to accept the same as the agent for, and to hold the same in trust on behalf of, the Bank and to deposit such payment into the Lockbox Account. All sums of money so paid in respect of Leases (other than the Trustee Leases) which are received by the Company and paid to the Bank shall be deposited into the Lockbox Account and, at the option of the Bank, without prior notice to the Company, credited against the Secured Obligations or to the Company's general depository account with the Bank.

                            ARTICLE 7.
              REPORTS CONCERNING EXISTING COLLATERAL
                 AND HEREAFTER ACQUIRED COLLATERAL

     The Company will provide to the Bank the information required by the Credit Agreement. Without in any manner limiting the foregoing, the Company shall provide to the Bank a Request for Advance in connection with each Loan, Monthly Lease Portfolio Summary Report and a Borrowing Base
Certificate monthly as required by Sections 3.1, 9.4(f) and 9.4(g), respectively, of the Credit Agreement. Upon the request of the Bank, the Company shall promptly provide additional information concerning, or a more complete description of, any Lease, Leased Equipment, Location, the Company's business, affairs, assets and liabilities or other information, as Bank may reasonably request.

                            ARTICLE 8.
                  REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants that:

     (1) all of the representations and warranties set forth in the Credit Agreement are true and correct;

     (2) the Company is the legal and equitable owner of the Collateral, and its interests therein are free and clear of all liens, security interests, charges, and encumbrances of every kind and nature (except as provided in the Credit Agreement);

     (3) the Company has good right, power, and lawful authority to pledge, assign, and deliver the Collateral in the manner contemplated by this Security Agreement;

     (4) no consent or approval (other than any which may be incidental to any filing which may be necessary to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be either (i) necessary to the validity of the rights created hereunder, or (ii) required prior to the assignment, transfer, and delivery of any of the Collateral to the Bank;

     (5) to the Company's knowledge, no material dispute, right of setoff, counterclaim, or defense exists with respect to all or any part of the Collateral, except with respect to Advance Payments paid by Lessees;

     (6) this Security Agreement constitutes the legal, valid, and binding obligation of the Company enforceable against the Company and the
Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency, or other similar laws affecting creditors' rights generally);

     (7) in making and closing each Lease, the Company has fully complied with, and all Lease Documents delivered with respect to such Leases comply with, all applicable federal, state, and local laws, regulations, and rules, including, but not limited to, laws relating to disclosure of credit terms, equality of credit opportunity, real estate settlement procedures, and usury laws;

     (8) immediately upon the execution and delivery of the Credit Agreement, the Note, and other Loan Documents, and upon the assignment, transfer, and delivery of the Collateral to the Bank as contemplated herein, the Bank shall have valid first priority Security Interests in the Collateral;

     (9) this Security Agreement is made with full recourse to the Company and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Company contained herein, in the Credit Agreement and otherwise in writing in connection herewith or therewith;

     (10) the chief executive office of the Company is located at the address set forth in the first paragraph of this Security Agreement. The Company will not move such offices without giving the Bank thirty (30) calendar days prior written notice. Other than as permitted by the Credit Agreement, the Company shall not change its name, identity or corporate structure so long as the Secured Obligations remain unpaid. The originals of all documents evidencing the Collateral (except that which has been delivered to the Bank) and the only original books of accounts and records of the Company relating thereto are, and will continue to be, kept at such chief executive office;

     (11) the Company will not sell, assign, transfer, exchange, settle any claim with respect to, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral or any interest therein, or any proceeds thereof, except for (i) the Security Interest provided by this Security Agreement, and (ii) any sale or other disposition provided for under the terms of this Security Agreement or the Credit Agreement;

     (12) The Lease Documents related to the Borrowing Base Leases are genuine and not subject to any security interest, liens, offsets or counterclaims, except: a) with respect to Advance Payments paid by Lessees; and b) the Security Interest provided by this Security Agreement;

     (13) The Lease Documents related to the Borrowing Base Leases, and delivered to the Bank, are the only documents executed for the Leased Equipment described therein;

     (14) The terms of the Leases are in compliance with all applicable laws and regulations;

     (15) There is no deficiency with respect to the Leases, and the Leases are not otherwise in default; and

     (16) The Leased Equipment described in the Leases has been delivered to and accepted by, and is in the possession of, the Lessees identified in the Leases.

                            ARTICLE 9.
                            COLLECTIONS

     1    COLLECTIONS  ON LEASES.  As provided in the Credit Agreement, all
Collections with respect to the Leases shall be paid directly to the Bank and deposited in the Lockbox Account.

     2 ACCOUNTING. Upon notice from the Bank to the Company, given after the occurrence and during the continuation of an Event of Default, the Company shall furnish to the Bank not later than the tenth (10th) business day after the end of each month a report and accounting of all collections received during the preceding month including: (a) the name of the Lessee, (b) the Company's Lease number for the Lease, (c) current principal balance of the Lease, (d) current number and amount of past due payments on the Lease, and (e) the amount of the Collections received during such months with respect to the Lease.

     3 DEFAULTED LEASES; COLLECTION AND FORECLOSURE PROCEEDINGS. If the Company wishes to institute collection or foreclosure proceedings with respect to a Lease, it shall substitute other Collateral so that it is entitled, pursuant to the terms of the Credit Agreement to a release of such Lease. If the Company does not own sufficient other collateral to obtain a release of such Lease, then, so long as an Event of Default has not occurred and is continuing, the Bank may, upon written request of the Company, deliver to an attorney, as the agent of the Bank, upon such terms and conditions as the Bank in its sole discretion may establish, for the purpose of enabling said attorney to institute in the name of the Company or the Bank, or in their names or in the names of their nominees, as the Bank may determine, collection, repossession, foreclosure and/or other recovery proceedings on any Lease in default or with respect to any Leased Equipment thereunder, such instruments and documents in the possession of the Bank as may be required for the successful prosecution of collection or recovery proceedings; provided, however, that all such Collateral and all proceeds of any such collection, repossession, foreclosure and/or other recovery efforts shall remain subject to this Security Agreement and to the Security Interests granted herein and all such proceeds shall be delivered to the Bank as and when and in the form received. The Company hereby covenants and agrees that, without the prior written consent of the Bank, which consent shall not be unreasonably withheld, it will not request or accept, in lieu of recovery, any discount on, or any conveyance, endorsement, transfer, or assignment of any right, title, or interest in and to any of the real, personal, or mixed properties sold, mortgaged, hypothecated, assigned, transferred, set over, or conveyed to the Company as security for any of the Leases if, after giving effect to any such proposed transaction, the Applicable Borrowing Base would be less than the aggregate outstanding principal balance of the Secured Obligations.

                            ARTICLE 10.
                              DEFAULT

     1    EVENTS  OF  DEFAULT.   The  occurrence  of  one  or  more  of the
following events shall constitute an Event of Default:

     (a) the occurrence of an Event of Default as described in Article 10 of the Credit Agreement;

     (b) any default in or breach of any covenant, term, condition, representation, or warranty contained herein by the Company; or

     (c) the Collateral, or any portion thereof, should diminish in value so that the aggregate outstanding principal balance of the Secured Obligations exceeds the Applicable Borrowing Base, whether such diminution is caused by the default of any Lessee, an uninsured loss to the Leased Equipment underlying any Lease, resulting from defect of title to or casualty to the Leased Equipment or otherwise, and such excess shall not have been paid to the Bank immediately after demand.

     2 REMEDIES IN EVENT OF DEFAULT. If one or more Events of Default shall occur, then the Bank, at its option, in addition to any and all other rights and remedies which it may then have under this Security Agreement, under the Credit Agreement, under any other instrument, or at law or in equity or otherwise, may:

     (a) Declare the unpaid balance of the Secured Obligations, or of a part thereof, to be immediately due and payable;

     (b) Transfer the Collateral or any part thereof into the Bank's name, or the name of its nominee;

     (c) In the name of the Company, or otherwise, to demand, collect, receive, and receipt for all sums or payments due to the Company from Lessees, including Collections and proceeds of Collateral;

     (d) In the name of the Company, or otherwise, compromise, settle and give acquittance for, and prosecute and discontinue any suits or legal proceedings with respect to any or all of the Collateral;

     (e) Take any action which the Bank may reasonably deem necessary or desirable in order to realize on the Collateral, including the power to take possession all books and records relating to the Collateral, to perform any contract, endorse in the name of the Company, without recourse to the Bank, any checks, drafts, notes, or other instruments or documents received in payment of or on account of the Collateral;

     (f) Enter upon the premises where any of the Collateral, including, without limitation, Leased Equipment, not in the possession of the Bank is located and take possession thereof and remove the same, with or without judicial process;
     (g) Reduce its claim to judgment or foreclose or otherwise enforce the Security Interests herein granted and assigned, in whole or in part, by any available judicial procedure;

     (h) After any required notice, sell, lease, or otherwise dispose of all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Bank's power of sale, but sales may be made from time to time, and at any time, until all the Collateral has been sold or until all Secured Obligations have been fully paid and performed), and at any such sale the Bank may participate as a buyer and bid on and purchase any of the Collateral;

     (i) In its discretion, retain the Collateral in full satisfaction of the Secured Obligations; and

     (j) Exercise any and all other rights, remedies, and privileges it may have under the Uniform Commercial Code, this Security Agreement, or any of the other Loan Documents.

     3 BANK APPOINTED ATTORNEY-IN-FACT. Effective upon the occurrence and continuation of an Event of Default, the Company hereby irrevocably appoints and constitutes the Bank the Company's attorney-in-fact, with full power of substitution, to: (a) transfer any Lease (other than a Trustee Lease) and related Lease Documents to a purchaser, and (b) for the purpose of carrying out the provisions of this Security Agreement, take any action and execute and endorse in the name of the Company, without recourse to the Bank, any instrument or document which the Bank may deem necessary or advisable to accomplish the purpose hereof. This appointment is coupled with an interest and, accordingly, is irrevocable. Without limiting the generality of the foregoing, the Bank shall have the right and power to receive, endorse, and collect checks and other orders for the payment of money made payable to the Company representing any payment or reimbursement made under, pursuant, or with respect to the Collateral or any part thereof and to give full discharge for the same. The authority of the Bank to act pursuant to the foregoing appointment shall lapse if, prior to acceleration of the Secured Obligations, the Company shall have fully cured, to the satisfaction of the Bank, the Event of Default. Whether or not an Event of Default shall have occurred or be continuing, the Company hereby authorizes the Bank in its discretion at any time and from time to time to complete any assignment which heretofore was, or hereafter at any time may be, executed and delivered in blank by the Company to the Bank; provided, however, that if no Event of Default has occurred or is continuing, the Bank may complete any such assignment only pursuant to the direction of the Company.

     4 COLLECTIONS ON COLLATERAL BY THE BANK. Upon the occurrence and continuation of an Event of Default, the Bank shall be entitled, but not obligated, at any time and from time to time, to notify and direct any or all account debtors and/or Lessees with respect to any of the Collateral to thereafter make all Rentals and other payments on such Collateral directly to the Bank or such other person or entity designated by the Banks, regardless of whether the Company was previously making Collections thereon. The Bank shall account to the Company for all such payments received. Each account debtor and/or Lessee making such Rentals or other payments to the Bank or such other person or entity designated by the Bank shall be fully protected in relying on the written statement of the Bank that it then holds the Security Interests herein granted and assigned which entitled it to receive such payment, and the receipt of the Bank or of such other person or entity designated by the Bank for such payment shall be full acquittance therefore to the account debtor and/or Lessee making such payment.

     5 APPLICATION OF PROCEEDS. Until all Secured Obligations have been paid in full, any and all proceeds received by the Bank from any sale or other remedy pursuant to this Article 10 shall be applied by the Bank as follows:

     First, to the payment of all costs and expenses incurred by the Bank in connection with the administration and enforcement of this Security Agreement, including the reasonable fees and the expenses of counsel and accountants employed in connection therewith;

     Second, to the payment of all other costs and expenses of sale or other disposition of any of the Collateral, including the out-of-pocket expenses of the Bank and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith;

     Third, to the payment in full of the Secured Obligations and all interest and fees thereon, in such order as the Bank shall determine; and

     Fourth, the balance (if any) of such proceeds shall be paid to the Company, its successors or assigns, or as a court of competent jurisdiction may direct.

     In the event that such proceeds are not sufficient to satisfy the Secured Obligations in full, the Company shall remain liable to the Bank for any deficiency.

                            ARTICLE 11.
                           MISCELLANEOUS

     1    FURTHER ASSURANCES.  The Company will:

     (a) upon the request of the Bank, promptly correct any defect, error, or omission which may be discovered in the contents of this Security Agreement or in the execution hereof, and will do such further acts and things, and execute, acknowledge, endorse, and deliver such further instruments, agreements, schedules, and certificates, including, but not limited to, (a) notes, assignments, chattel mortgages, security agreements, and financing statements covering the title to any real, personal, or mixed property now owned or hereafter acquired by the Company and now or hereafter constituting Collateral, and (b) schedules and certificates respecting all or any of the Collateral at the time subject to the Security Interest granted hereunder, or the items or amounts received by the Company in full or partial payment or otherwise as proceeds of any of the Collateral, that the Bank may at any time and from time to time reasonably request in connection with the administration or enforcement of this Security Agreement or related to the Collateral or any part thereof. Any such instrument, agreement, schedule, or certificate shall be executed by a duly authorized officer of the Company and shall be in such form and detail as the Bank may reasonably specify. Promptly upon the request of the Bank, the Company will mark, or permit the Bank to mark in a reasonable manner, the Company's books, records, and accounts showing or dealing with the Collateral with a notation clearly setting forth that a Security Interest in the Collateral has been granted to the Bank, which notation shall be in form and substance satisfactory to the Bank.

     (b) do all acts and things, and will execute and file or record all instruments (including mortgages, pledges, assignments, security agreements, financing statements, amendments to financing statements, continuation statements, etc.) required, or reasonably requested, by the Bank, to establish, perfect, maintain, and continue the perfection and priority of the Security Interest of the Bank in the Collateral, and the Company will pay the costs and expenses of: (i) all filings and recordings, including taxes thereon (other than those imposed with respect to the net income of Bank); (ii) all searches reasonably deemed necessary by the Bank; (iii) the cost and reasonable fees of Bank's counsel for advice and document review, to establish and determine the validity and the priority of such Security Interest of the Bank; and (iv) also to satisfy all other liens which in the reasonable opinion of the Bank might prejudice, imperil, or otherwise affect the Collateral or the existence or priority of such Security Interest. The Company hereby authorizes the Bank to execute and file on behalf, and in the place and stead, of the Company any financing statement, amendment to financing statement (including those listing additional Collateral), continuation statements and copy and information requests and to file such statements, amendments, continuation and requests without the signature of the Company.


     2 WAIVERS. The Company, for itself and all who may claim under the Company, as far as the Company now or hereafter lawfully may, waives all right to have all or any portion of the Collateral marshalled and the Company agrees that any court having jurisdiction over this Security Agreement may order the sale of all or any portion of the Collateral. Any sale of, or the grant of options to purchase (for the option period thereof or after exercise thereof), or any other realization upon, all or any portion of the Collateral under Article 10 of this Security Agreement shall operate to divest all right, title, and interest, either at law or in equity, of the Company in and to the Collateral so sold, optioned, or realized upon, and shall be a perpetual bar, both at law and in equity, against the Company and against any and all persons claiming or attempting to claim the Collateral so sold, optioned, or realized upon or any part thereof, from, through, and under the Company. No delay on the part of the Bank in exercising any of its rights hereunder, and no failure on the part of the Bank to give any notice or make any demand which may be given to or made upon the Company, shall constitute a waiver thereof, or impair the right of the Bank to take any action or to exercise any power under this Security Agreement or the Credit Agreement, or otherwise. Each and every remedy given the Bank shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. The exercise of any one or more remedies with respect to some of the Collateral shall not preclude the later exercise of such remedy with respect to any other Collateral nor the exercise of any other remedy.

     3 NOTICE. Reasonable notification of the time and place of any public sale of any of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of any of the Collateral is to be made, shall be sent to the Company and to any other person entitled by law to notice. It is agreed that notice of any Collateral sale or other disposition given not less than ten (10) calendar days prior to the taking of such action to which the notice relates is reasonable notification, and that such notice is sufficient if it states only the type and amount of the Collateral to be sold, together with the time and place of sale. All notices required or permitted to be given hereunder shall be given in writing and shall be personally delivered or sent by telecopier (receipt confirmed), by express courier service, or by registered or certified United States mail, return receipt requested, postage prepaid, addressed as follows (or to such other address as to which any party hereto shall have given the other written notice):

If to the Company:
                    MERIDIAN FINANCIAL CORPORATION
                    8250 Haverstick Road, Suite 110
                    Indianapolis, Indiana 46240
                    Attn:

If to the Bank:

                    Attn: Gary L. Jacobson, Senior Vice President
                    LaSALLE NATIONAL BANK
                    1600 One American Square
                    Indianapolis, Indiana 46204

All notices hereunder shall be deemed given upon the earliest of: (a) actual delivery in person or by telecopier, (b) one (1) Business Day after delivery to an express courier service, or (c) three (3) Business Days after having been deposited in the United States mail, in accordance with the foregoing.

     4 COSTS AND EXPENSES. The Company shall pay: (a) all reasonable out-of-pocket expenses including, without limitation, any recording or filing fees, cost of insurance policies and endorsements thereof and all taxes levied or assessed upon the Collateral (or any similar fees or taxes), incurred by the Bank in connection with the enforcement and administration of this Security Agreement and the Credit Agreement and the rights of the Bank thereunder, including, without limitation, the fees and disbursements of counsel for the Bank; and (b) any and all present and future stamp and other similar taxes with respect to the enforcement and administration of this Security Agreement and with respect to the transactions contemplated herein and in the Credit Agreement (except those taxes attributable to the net income of Bank).

     5 INDEMNIFICATION. The Company shall indemnify and hold the Bank harmless from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses, and disbursements of any kind whatsoever, except for gross negligence or willful misconduct of the Bank or its employees (the "INDEMNIFIED LIABILITIES"), which may be imposed on, incurred by, or asserted against the Bank in any way relating to or arising out of this Security Agreement or the Credit Agreement or any of the transactions contemplated herein or therein, including any such Indemnified Liabilities which may result (directly or indirectly) from any claims made, or any actions, suits, or proceedings commenced or threatened, whether in an original action or by counterclaim by or on behalf of any creditor (excluding the Bank), security holder, shareholder, customer, obliger, trustee, director, officer, employee, and/or agent of the Company acting in such capacity, the Company, or any governmental regulatory body or authority. The undertakings of the Company set forth in this Section shall survive the payment in full of the Note and the termination of this Security Agreement and the Credit Agreement.

     6 TERMINATION. This Security Agreement shall terminate when all the Secured Obligations have been fully paid and performed and Bank shall have no further obligation to make any Advance under the Credit Agreement or the Notes, at which time the Bank shall reassign and redeliver, without recourse upon, or representation or warranty by, the Bank and at the expense of the Company, to the Company, or to such other person or persons as the Company shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise disposed of by the Bank pursuant to the terms hereof or of the Credit Agreement, and shall still be held by the Bank together with appropriate instruments of reassignment and release.

     7 NON-ASSUMPTION OF LIABILITY. Nothing herein contained shall relieve the Company from performing any covenant, agreement, or obligation on the part of the Company to be performed under or in respect to any of the Collateral or from any liability to any party or parties having an interest therein, nor shall anything herein be construed to impose any liability on the Bank for the acts or omissions of the Company in connection with any of the Collateral. The Bank shall not assume or become liable for, nor shall it be deemed or construed to have assumed or become liable for, any obligation of the Company with respect to any of the Collateral, or otherwise, by reason of the grant to it of security interests in the Collateral. The Bank shall use reasonable care in the custody and preservation of such of the Collateral as comes into its possession. No act or omission of the Bank's counsel in reviewing document submissions prior to or following the execution of this Security Agreement with respect to any of the Leases or any other Collateral shall, in any way, be deemed to excuse, release or waive any errors, omissions or defects in the procedures, documentation or other practices of the Company. It is understood that the failure of any representation or warranty of the Company with regard to the validity or enforceability of any of the Lease Documents or other Collateral shall be solely dependent upon the Company to assure, at all times, that such warranty or representation continues to be true.

     8 GOVERNING LAW. This Security Agreement shall be governed by and construed in accordance with the internal laws of the State of Indiana, giving effect to federal law applicable to national banking associations, without giving effect to the conflict of law principles thereof.

     9 COUNTERPARTS; EFFECTIVENESS. This Security Agreement and any amendments, waivers, consents, or supplements thereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, but all such counterparts together shall constitute but one and the same agreement. This Security Agreement shall become effective when the Credit Agreement becomes effective.

     10        SUCCESSORS  AND  ASSIGNS.   This Security Agreement shall be
binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign its interest in this Security Agreement, nor delegate its duties thereunder, without the prior written consent of the Bank.

     11        ACCEPTANCE  WAIVED.   Notice  of acceptance of this Security
Agreement is waived.

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.

                              MERIDIAN FINANCIAL CORPORATION,
                              an Indiana corporation



                              By:



                                   Printed Name and Title


                              LASALLE NATIONAL BANK



                              By:
                                 Gary L. Jacobson, Senior Vice
                                 President



<<Date>>/dll/lnb/security.agt

                            EXHIBIT "A"

                 IDENTIFICATION OF EXISTING LEASES

                                             State and
                                             County Where     Principal
  Lease                                      Equipment        Balance
  NUMBER       LESSEE          CONCEPT       IS LOCATED       OF LEASE
9608002-001   Terry           Fazoli's                        132,550.23
              Enterprises

9607001-001   Pizza OK        Papa John's                      49,833.07

9607001-002   Pizza OK        Papa John's                      80,556.93

9610001-001   Tina Leuta      Great Steak                      85,330.86
                               & Potato

9609001-001   Parish Pizza    Papa John's                     106,428.03

9609001-002   Parish Pizza    Papa John's                      29,354.07

9609001-003   Parish Pizza    Papa John's                      38,928.52

9611001-001   Shteiwi-Faraj   Great Steak                     116,524.16
                               & Potato

9611001-002   Shteiwi-Faraj   Great Steak                      25,246.90
                               & Potato

9611001-003   Shteiwi-Faraj   Great Steak                     122,603.62
                               & Potato

9605001-001   F&L             Krystal's                       106,594.47
              Enterprises

9605001-002   F&L             Krystal's                       124,182.37
              Enterprises

9611002-001   D. Pizza        Papa John's                      93,527.38
              Company

9603003-003   Waverly         Italian Oven                     47,064.80
              Village Ovens

9411003-002   Lake Worth      Delancey                          6,702.29
              Deli, LLC       Street Deli

9411003-003   Lake Worth      Delancey                          3,328.89
              Deli, LLC       Street Deli

9411003-005   Lake Worth      Delancey                         52,158.63
              Deli, LLC       Street Deli


